                           SCIENTIFIC LEARNING CORPORATION
                              STOCK OPTION GRANT NOTICE
                             (1999 EQUITY INCENTIVE PLAN)

Scientific Learning Corporation (the "Company"), pursuant to its 1999 Equity Incentive Plan (the "Plan"), hereby grants to Optionee, an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

Optionee:
                                             -----------------------------
Date of Grant:
                                             -----------------------------
Vesting Commencement Date:
                                             -----------------------------
Number of Shares Subject to Option:
                                             -----------------------------
Exercise Price Per Share:
                                             -----------------------------
Expiration Date:
                                             -----------------------------

TYPE OF GRANT:     / /  Incentive Stock Option    / /  Nonstatutory Stock Option

EXERCISE SCHEDULE: / /  Same as Vesting Schedule  / /  Early Exercise Permitted

VESTING SCHEDULE:  25% of shares will vest one year after the Vesting
                   Commencement Date.
                   1/48th of the shares vest monthly thereafter over the next three years.(1)

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                         By cash or check
                         Pursuant to a Regulation T Program if the Shares are publicly traded
                         By delivery of already-owned shares if the Shares are publicly traded
                         [By deferred payment]

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionee under the Plan, and (ii) the following agreements only:

     OTHER AGREEMENTS:
                                             -----------------------------------
                                             -----------------------------------

SCIENTIFIC LEARNING CORPORATION                   OPTIONEE:

By:
   -------------------------------------          ------------------------------
               Signature                                     Signature

Title:                                            Date:
      ----------------------------------               -------------------------
Date:
     -----------------------------------

ATTACHMENTS: Stock Option Agreement, 1999 Equity Incentive Plan and Notice of Exercise


------------------------
(1) PLAN'S STANDARD VESTING SCHEDULE - USE VESTING SCHEDULE APPROVED BY BOARD FOR PARTICULAR OPTIONEE, IF DIFFERENT FROM ABOVE.

                                     ATTACHMENT I

                                STOCK OPTION AGREEMENT

                                    ATTACHMENT II

                           SCIENTIFIC LEARNING CORPORATION

                              1998 EQUITY INCENTIVE PLAN

                                    ATTACHMENT III

                                  NOTICE OF EXERCISE